Statement of Operations - USD ($)	12 Months Ended
	Jul. 31, 2016	Jul. 31, 2015
Statement Of Operations
REVENUES
EXPENSES
General and administrative	393,415	47,284
Impairment loss on mineral claim	(23,500,000)
TOTAL EXPENSES	23,893,415	47,284
OTHER EXPENSE
Loss on valuation and revaluation of derivative liability	1,223,529
Amortization of deferred charges	209,589
Amortization of debt discount	157,533
(Gain) Loss on extinguishment of debt	(96,819)	(72,328)
Shares issued for compensation	280,000
Interest expense	118,545	14,929
TOTAL OTHER EXPENSES (INCOME)	1,892,377	(57,399)
NET INCOME (LOSS)	$ (25,785,792)	$ 10,119
NET LOSS PER COMMON SHARE
Basic	$ (0.29)	$ 0.01
Fully diluted	$ (0.17)	$ 0.00
WEIGHTED AVERAGE OUTSTANDING SHARES
Basic	87,971,428	676,575
Fully diluted	153,065,199	151,476,935